NICHOLAS | APPLEGATE® Institutional Funds

Supplement dated June 20, 2008

to the Class I, II, & R Shares Prospectuses

of the Nicholas-Applegate International Growth Fund

dated July 31, 2007

The Funds’ Investment Adviser intends to recommend to the Board of Trustees of the Funds (The “Board”) that the International Growth Fund (the “Fund”) be reorganized into a series of the Allianz Funds (the “Acquiring Fund”).  The prospective reorganization would entail the transfer of the Fund’s assets and liabilities to the Acquiring Fund, and the subsequent termination of the Fund.

The Investment Adviser believes that the reorganization, if approved, would allow the expansion of the institutional and retail distribution channels for the Fund, potentially permitting the Fund to increase its net assets and benefit from economies of scale.

The reorganization is conditioned on the approval of the Board and the Board of Trustees of the Allianz Funds, as well as the approval of shareholders of the Fund.

If the proposed reorganization is approved by both boards, a proxy statement with respect to the proposed reorganization will be mailed to Fund shareholders.  The proxy statement will contain further information about the Acquiring Fund, the proposed reorganization, and related matters.